Exhibit 21

Subsidiaries

Name	Jurisdiction of Organization	Nature of Equity Interests
ACQUIPORT LAURENS LLC	DE	Limited Liability Company
ACQUIPORT LENEXA LLC	DE	Limited Liability Company
ACQUIPORT LENEXA MANAGER LLC	DE	Limited Liability Company
ACQUIPORT MERIDIAN LLC	DE	Limited Liability Company
ACQUIPORT OAKLAND L.P.	DE	Limited Partnership
ACQUIPORT OAKLAND MANAGER LLC	DE	Limited Liability Company
ACQUIPORT WINCHESTER LLC	DE	Limited Liability Company
BSH LESSEE GP LLC	DE	Limited Liability Company
CTO ASSOCIATES LIMITED PARTNERSHIP	MD	Limited Partnership
ETNA GL 66 LLC	DE	Limited Liability Company
FARRAGUT REMAINDER III, L.L.C.	NJ	Limited Liability Company
GENERAL CLARK STREET ASSOCIATES III, LLC	DE	Limited Liability Company
JERMOR ASSOCIATES LIMITED PARTNERSHIP	CT	Limited Partnership
LEGACYPARK DISTRIBUTION NO. 2, LLC	DE	REIT
LEGACYPARK DISTRIBUTION NO. 3, LLC	DE	REIT
LEPERCQ CORPORATE INCOME FUND L.P.	DE	Limited Partnership
LEX ALBANY L.P.	DE	Limited Partnership
LEX ALBANY GP LLC	DE	Limited Liability Company
LEX ANNISTON GP LLC	DE	Limited Liability Company
LEX ANNISTON L.P.	DE	Limited Partnership
LEX ATLANTA AP GP LLC	DE	Limited Liability Company
LEX ATLANTA AP L.P.	DE	Limited Partnership
LEX ATLANTA UCP GP LLC	DE	Limited Liability Company
LEX ATLANTA UCP L.P.	DE	Limited Partnership
LEX AUBURN HILLS GP LLC	DE	Limited Liability Company
LEX AUBURN HILLS L.P.	DE	Limited Partnership
LEX AV DUNCAN 1 LLC	DE	Limited Liability Company
LEX AV DUNCAN 1 1031 LLC	DE	Limited Liability Company
LEX BINGEN GP LLC	DE	Limited Liability Company
LEX BINGEN L.P.	DE	Limited Partnership
LEX BM GOODYEAR GP LLC	DE	Limited Liability Company
LEX BM GOODYEAR L.P.	DE	Limited Liability Company
LEX BM GOODYEAR 1031 LLC	DE	Limited Liability Company
LEX BYHALIA MC GP LLC	DE	Limited Liability Company
LEX BYHALIA MC L.P.	DE	Limited Partnership
LEX CANTON MS GP LLC	DE	Limited Liability Company
LEX CANTON MS L.P.	DE	Limited Partnership
LEX CARROLLTON GP LLC	DE	Limited Liability Company
LEX CARROLLTON L.P.	DE	Limited Partnership
LEX CHESTER LLC	DE	Limited Liability Company
LEX CHILLICOTHE GP LLC	DE	Limited Liability Company
LEX CHILLICOTHE L.P.	DE	Limited Partnership

Name	Jurisdiction of Organization	Nature of Equity Interests
LEX CLEVELAND TN LLC	DE	Limited Liability Company
LEX DALLAS GP LLC	DE	Limited Liability Company
LEX DALLAS L.P.	DE	Limited Partnership
LEX DANVILLE GP LLC	DE	Limited Liability Company
LEX DANVILLE L.P.	DE	Limited Partnership
LEX EDWARDSVILLE GP LLC	DE	Limited Liability Company
LEX EDWARDSVILLE L.P.	DE	Limited Partnership
LEX EDWARDSVILLE GP II LLC	DE	Limited Liability Company
LEX EDWARDSVILLE II L.P.	DE	Limited Partnership
LEX FAIRBURN, LLC	DE	Limited Liability Company
LEX FAIRBURN MANAGER LLC	DE	Limited Liability Company
LEX GOODYEAR GP LLC	DE	Limited Liability Company
LEX GOODYEAR L.P.	DE	Limited Partnership
LEX GOODYEAR II GP LLC	DE	Limited Liability Company
LEX GOODYEAR II L.P.	DE	Limited Partnership
LEX GOODYEAR II 1031 LLC	DE	Limited Liability Company
LEX GP HOLDING LLC	DE	Limited Liability Company
LEX GP-1 TRUST	DE	Statutory Trust
LEX GRAND PRAIRIE GP LLC	DE	Limited Liability Company
LEX GRAND PRAIRIE L.P.	DE	Limited Partnership
LEX GREER GP LLC	DE	Limited Liability Company
LEX GREER L.P.	DE	Limited Partnership
LEX GREER 1031 LLC	DE	Limited Liability Company
LEX HOUSTON GP LLC	DE	Limited Liability Company
LEX HOUSTON L.P.	DE	Limited Partnership
LEX HOUSTON II GP LLC	DE	Limited Liability Company
LEX HOUSTON II L.P.	DE	Limited Partnership
LEX JACKSON GP LLC	DE	Limited Liability Company
LEX KANSAS CITY GP LLC	DE	Limited Liability Company
LEX KANSAS CITY L.P.	DE	Limited Partnership
LEX LAFAYETTE GP LLC	DE	Limited Liability Company
LEX LAFAYETTE L.P.	DE	Limited Partnership
LEX LAKE JACKSON GP LLC	DE	Limited Liability Company
LEX LAKE JACKSON L.P.	DE	Limited Partnership
LEX LAS VEGAS L.P.	DE	Limited Partnership
LEX LAS VEGAS GP LLC	DE	Limited Liability Company
LEX LEBANON L.P.	DE	Limited Partnership
LEX LEBANON GP LLC	DE	Limited Liability Company
LEX LP-1 TRUST	DE	Statutory Trust
LEX LEWISBURG LLC	DE	Limited Liability Company
LEX MIAMI LAKES GP LLC	DE	Limited Liability Company
LEX MIAMI LAKES L.P.	DE	Limited Partnership
LEX MINOOKA I LLC	DE	Limited Liability Company
LEX MINOOKA II LLC	DE	Limited Liability Company

Name	Jurisdiction of Organization	Nature of Equity Interests
LEX MINOOKA II 1031 LLC	DE	Limited Liability Company
LEX MINOOKA III LLC	DE	Limited Liability Company
LEX MINOOKA III 1031 LLC	DE	Limited Liability Company
LEX MISSOURI CITY GP LLC	DE	Limited Liability Company
LEX MISSOURI CITY L.P.	DE	Limited Partnership
LEX MORGAN LAKES LLC	DE	Limited Liability Company
LEX MORGAN LAKES 1031 LLC	DE	Limited Liability Company
LEX NORTHLAKE L.P.	DE	Limited Partnership
LEX NORTHLAKE GP LLC	DE	Limited Liability Company
LEX NORTHLAKE 1031 LLC	DE	Limited Liability Company
LEX OAK CREEK GP LLC	DE	Limited Liability Company
LEX OAK CREEK L.P.	DE	Limited Partnership
LEX OB HB GP LLC	DE	Limited Liability Company
LEX OB HB L.P.	DE	Limited Partnership
LEX OB SEP GP LLC	DE	Limited Liability Company
LEX OB SEP L.P.	DE	Limited Partnership
LEX OCDES IV LLC	DE	Limited Liability Company
LEX OLIVE BRANCH LLC	DE	Limited Liability Company
LEX OLIVE BRANCH NO. 3 LLC	DE	Limited Liability Company
LEX OPELIKA II GP LLC	DE	Limited Liability Company
LEX OPELIKA II L.P.	DE	Limited Partnership
LEX PASADENA GP LLC	DE	Limited Liability Company
LEX PASADENA L.P.	DE	Limited Partnership
LEX PELICAN GP LLC	DE	Limited Liability Company
LEX PELICAN L.P.	DE	Limited Partnership
LEX PHOENIX ASSOC LLC	DE	Limited Liability Company
LEX PN CINCY I LLC	DE	Limited Liability Company
LEX PN CINCY I 1031 LLC	DE	Limited Liability Company
LEX PN CINCY II LLC	DE	Limited Liability Company
LEX PN CINCY III LLC	DE	Limited Liability Company
LEX RANTOUL GP LLC	DE	Limited Liability Company
LEX RANTOUL L.P.	DE	Limited Partnership
LEX RICHLAND GP LLC	DE	Limited Liability Company
LEX RICHLAND L.P.	DE	Limited Partnership
LEX RICKENBACKER LLC	DE	Limited Liability Company
LEX ROMEOVILLE GP LLC	DE	Limited Liability Company
LEX ROMEOVILLE L.P.	DE	Limited Partnership
LEX ROMULUS GP LLC	DE	Limited Liability Company
LEX ROMULUS L.P.	DE	Limited Partnership
LEX SAN AN GP LLC	DE	Limited Liability Company
LEX SAN AN L.P.	DE	Limited Partnership
LEX SHREVEPORT GP LLC	DE	Limited Liability Company
LEX SHREVEPORT L.P.	DE	Limited Partnership
LEX SHREVEPORT II GP LLC	DE	Limited Liability Company

Name	Jurisdiction of Organization	Nature of Equity Interests
LEX SHREVEPORT II L.P.	DE	Limited Partnership
LEX SMYRNA GP LLC	DE	Limited Liability Company
LEX SPARTANBURG GP LLC	DE	Limited Liability Company
LEX SPARTANBURG L.P.	DE	Limited Partnership
LEX-SPRINGING MEMBER LLC	DE	Limited Liability Company
LEX SUNCAP HP GP LLC	DE	Limited Liability Company
LEX SUNCAP HP L.P.	DE	Limited Partnership
LEX THOMSON GP LLC	DE	Limited Liability Company
LEX THOMSON L.P.	DE	Limited Partnership
LEX TOLLESON GP LLC	DE	Limited Liability Company
LEX TOLLESON L.P.	DE	Limited Partnership
LEX WARREN GP LLC	DE	Limited Liability Company
LEX WARREN L.P.	DE	Limited Partnership
LEX WESTRIDGE PKWY GP LLC	DE	Limited Liability Company
LEX WESTRIDGE PKWY L.P.	DE	Limited Partnership
LEX WESTRIDGE PKWY II GP LLC	DE	Limited Liability Company
LEX WESTRIDGE PKWY II L.P.	DE	Limited Partnership
LEX WHITESTOWN GP LLC	DE	Limited Liability Company
LEX WHITESTOWN L.P.	DE	Limited Partnership
LEX WINCHESTER GP LLC	DE	Limited Liability Company
LEX WINCHESTER L.P.	DE	Limited Partnership
LEXINGTON ACQUIPORT COMPANY LLC	DE	Limited Liability Company
LEXINGTON ACQUIPORT COMPANY II LLC	DE	Limited Liability Company
LEXINGTON AMERICAN WAY LLC	DE	Limited Liability Company
LEXINGTON ANTIOCH LLC	DE	Limited Liability Company
LEXINGTON ARLINGTON L.P.	DE	Limited Partnership
LEXINGTON ARLINGTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON BOCA LLC	FL	Limited Liability Company
LEXINGTON BOCA MANAGER LLC	DE	Limited Liability Company
LEXINGTON BRISTOL L.P.	DE	Limited Partnership
LEXINGTON BRISTOL GP LLC	DE	Limited Liability Company
LEXINGTON BROADFIELD L.P.	DE	Limited Partnership
LEXINGTON BROADFIELD MANAGER LLC	DE	Limited Liability Company
LEXINGTON CHARLESTON L.P.	DE	Limited Partnership
LEXINGTON CHARLESTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON CHESTER INDUSTRIAL LLC	SC	Limited Liability Company
LEXINGTON CHESTER MANAGER LLC	DE	Limited Liability Company
LEXINGTON COLUMBUS (JACKSON STREET) L.P	DE	Limited Partnership
LEXINGTON COLUMBUS (JACKSON STREET) MANAGER LLC	DE	Limited Liability Company
LEXINGTON CROSSPOINT L.P.	DE	Limited Partnership
LEXINGTON CROSSPOINT MANAGER LLC	DE	Limited Liability Company
LEXINGTON DISSOLVED LLC	DE	Limited Liability Company
LEXINGTON DRY RIDGE CORP.	DE	Corporation

Name	Jurisdiction of Organization	Nature of Equity Interests
LEXINGTON DULLES LLC	DE	Limited Liability Company
LEXINGTON DULLES MANAGER LLC	DE	Limited Liability Company
LEXINGTON DUNCAN L.P.	DE	Limited Partnership
LEXINGTON DUNCAN MANAGER LLC	DE	Limited Liability Company
LEXINGTON DUNCAN II GP LLC	DE	Limited Liability Company
LEXINGTON DUNCAN II L.P.	DE	Limited Partnership
LEXINGTON DURHAM LLC	DE	Limited Liability Company
LEXINGTON DURHAM LIMITED PARTNERSHIP	DE	Limited Partnership
LEXINGTON ELIZABETHTOWN 730 CORP.	DE	Corporation
LEXINGTON ELIZABETHTOWN 750 CORP.	~~DE~~	~~Corporation~~
LEXINGTON FORT MILL II LLC	DE	Limited Liability Company
LEXINGTON FORT MILL LLC	DE	Limited Liability Company
LEXINGTON GEARS L.P.	DE	Limited Partnership
LEXINGTON GEARS MANAGER LLC	DE	Limited Liability Company
LEXINGTON HONOLULU L.P.	DE	Limited Partnership
LEXINGTON HONOLULU MANAGER LLC	DE	Limited Liability Company
LEXINGTON HOPKINSVILLE CORP.	DE	Corporation
LEXINGTON INDIANAPOLIS PARCEL LLC	DE	Limited Liability Company
LEXINGTON KALAMAZOO L.P.	DE	Limited Partnership
LEXINGTON KALAMAZOO MANAGER LLC	DE	Limited Liability Company
LEXINGTON KANSAS CITY LLC	DE	Limited Liability Company
LEXINGTON KNOXVILLE LLC	DE	Limited Liability Company
LEXINGTON KNOXVILLE MANAGER LLC	DE	Limited Liability Company
LEXINGTON LAC LENEXA L.P.	DE	Limited Partnership
LEXINGTON LAC LENEXA GP LLC	DE	Limited Liability Company
LEXINGTON LION FARMERS BRANCH GP LLC	DE	Limited Liability Company
LEXINGTON LION FARMERS BRANCH L.P.	DE	Limited Partnership
LEXINGTON LION PLYMOUTH GP LLC	DE	Limited Liability Company
LEXINGTON LION PLYMOUTH L.P.	DE	Limited Partnership
LEXINGTON LIVONIA TI L.P.	DE	Limited Partnership
LEXINGTON LIVONIA TI MANAGER LLC	DE	Limited Liability Company
LEXINGTON MARSHALL MS GP LLC	DE	Limited Liability Company
LEXINGTON MARSHALL MS L.P.	DE	Limited Partnership
LEXINGTON MIDLOTHIAN L.P.	DE	Limited Partnership
LEXINGTON MIDLOTHIAN MANAGER LLC	DE	Limited Liability Company
LEXINGTON MILLINGTON LLC	DE	Limited Liability Company
LEXINGTON MINNEAPOLIS LLC	DE	Limited Liability Company
LEXINGTON MISSION L.P.	DE	Limited Partnership
LEXINGTON MISSION MANAGER LLC	DE	Limited Liability Company
LEXINGTON MLP SHREVEPORT L.P.	DE	Limited Partnership
LEXINGTON MLP SHREVEPORT MANAGER LLC	DE	Limited Liability Company
LEXINGTON MOODY L.P.	DE	Limited Partnership
LEXINGTON MOODY LLC	DE	Limited Liability Company
LEXINGTON MORTGAGE TRUSTEE LLC	DE	Limited Liability Company

Name	Jurisdiction of Organization	Nature of Equity Interests
LEXINGTON OC LLC	DE	Limited Liability Company
LEXINGTON OLIVE BRANCH LLC	DE	Limited Liability Company
LEXINGTON OVERLAND PARK LLC)	DE	Limited Liability Company
LEXINGTON OVERLAND PARK MANAGER LLC	DE	Limited Liability Company
LEXINGTON OWENSBORO CORP.	DE	Corporation
LEXINGTON PHILADELPHIA TRUST	DE	Statutory Trust
LEXINGTON REALTY ADVISORS INC.	DE	Corporation
LEXINGTON REDMOND LLC	DE	Limited Liability Company
LEXINGTON SHELBY L.P.	DE	Limited Partnership
LEXINGTON SHELBY GP LLC	DE	Limited Liability Company
LEXINGTON SIX PENN LLC	DE	Limited Liability Company
LEXINGTON STREETSBORO LLC	DE	Limited Liability Company
LEXINGTON TAMPA L.P.	DE	Limited Partnership
LEXINGTON TAMPA GP LLC	DE	Limited Liability Company
LEXINGTON TEMPE L.P.	DE	Limited Partnership
LEXINGTON TEMPE MANAGER LLC	DE	Limited Liability Company
LEXINGTON TENNESSEE HOLDINGS LLC	DE	Limited Liability Company
LEXINGTON TNI ERWIN L.P.	DE	Limited Partnership
LEXINGTON TNI ERWIN MANAGER LLC	DE	Limited Liability Company
LEXINGTON TNI WESTLAKE L.P.	DE	Limited Partnership
LEXINGTON TNI WESTLAKE MANAGER LLC	DE	Limited Liability Company
LEXINGTON TRAMK LEWISBURG LLC	DE	Limited Liability Company
LEXINGTON TRAMK WATERTOWN LLC	DE	Limited Liability Company
LEXINGTON WALL L.P.	DE	Limited Partnership
LEXINGTON WALL LLC	DE	Limited Liability Company
LEXINGTON WILSONVILLE L.P.	DE	Limited Partnership
LEXINGTON WILSONVILLE GP LLC	DE	Limited Liability Company
LMLP GP LLC	DE	Limited Liability Company
LOMBARD STREET LOTS, LLC	MD	Limited Liability Company
LRA CAFÉ LLC	DE	Limited Liability Company
LRA FAIRBURN, LLC	DE	Limited Liability Company
LRA MANAGER CORP.	DE	Corporation
LRA TEXAS GENERAL PARTNER LLC	DE	Limited Liability Company
LRA TEXAS L.P.	DE	Limited Partnership
LSAC CROSSVILLE LLC	DE	Limited Liability Company
LSAC GENERAL PARTNER LLC	DE	Limited Liability Company
LSAC MORRIS COUNTY L.P.	DE	Limited Partnership
LSAC MORRIS COUNTY MANAGER LLC	DE	Limited Liability Company
LSAC OPERATING PARTNERSHIP L.P.	DE	Limited Partnership
LSAC ORLANDO L.P.	DE	Limited Partnership
LSAC ORLANDO MANAGER LLC	DE	Limited Liability Company
LXP CAPITAL TRUST I	DE	Statutory Trust
LXPDK GP LLC	DE	Limited Liability Company
LXP MANAGER CORP.	DE	Corporation

Name	Jurisdiction of Organization	Nature of Equity Interests
NET 1 HENDERSON L.P.	DE	Limited Partnership
NET 1 PHOENIX L.L.C.	DE	Limited Liability Company
NET 2 COX LLC	DE	Limited Liability Company
NET LEASE STRATEGIC ASSETS FUND L.P.	DE	Limited Partnership
NEWKIRK ALTENN LLC	DE	Limited Liability Company
NEWKIRK GP LLC	DE	Limited Liability Company
NEWKIRK MLP UNIT LLC	DE	Limited Liability Company
NEWKIRK ORPER GP LLC	DE	Limited Liability Company
NEWKIRK ORPER L.P.	DE	Limited Partnership
NEWKIRK SEGUINE GP LLC	DE	Limited Liability Company
NEWKIRK SEGUINE L.P.	DE	Limited Partnership
NEWKIRK SUPERWEST GP LLC	DE	Limited Liability Company
NEWKIRK SUPERWEST L.P.	DE	Limited Partnership
NEWKIRK SYRCAR LLC	DE	Limited Liability Company
NEWKIRK WALANDO GP LLC	DE	Limited Liability Company
NEWKIRK WALANDO L.P.	DE	Limited Partnership
NK-CINN HAMILTON PROPERTY LLC	DE	Limited Liability Company
NK-GLENWILLOW PROPERTY LLC	DE	Limited Liability Company
NK-LOMBARD STREET MANAGER LLC	DE	Limited Liability Company
NK-LUMBERTON PROPERTY L.P.	DE	Limited Partnership
NK-LUMBERTON PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-MCDONOUGH PROPERTY LLC	DE	Limited Liability Company
NK-ODW/COLUMBUS PROPERTY LLC	DE	Limited Liability Company
NK-REMAINDER INTEREST LLC	DE	Limited Liability Company
NK-ROCKFORD PROPERTY LLC	DE	Limited Liability Company
NK-STATESVILLE PROPERTY L.P.	DE	Limited Partnership
NK-STATESVILLE PROPERTY MANAGER LLC	DE	Limited Liability Company
NLSAF LP1 LLC	DE	Limited Liability Company
NLSAF MARSHALL GP LLC	DE	Limited Liability Company
NLSAF MARSHALL L.P.	DE	Limited Partnership
NLSAF MCDONOUGH L.P.	DE	Limited Partnership
NLSAF MCDONOUGH MANAGER LLC	DE	Limited Liability Company
PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP	DE	Limited Partnership
SIX PENN CENTER ASSOCIATES	PA	General Partnership
SIX PENN CENTER L.P.	DE	Limited Partnership
UHA LP2 LLC	DE	Limited Liability Company
UNION HILLS ASSOCIATES	AZ	General Partnership
UNION HILLS ASSOCIATES II	AZ	General Partnership
XEL 201 N. CHARLES LLC	DE	Limited Liability Company
XEL 201 N. CHARLES FEE OWNER LLC	DE	Limited Liability Company
XEL-EP 70 REIT LLC	DE	Limited Liability Company
XEL-EP 70 EAST REIT LLC	DE	Limited Liability Company
XEL-EP 70 TRS LLC	DE	Limited Liability Company

Name	Jurisdiction of Organization	Nature of Equity Interests
XEL-EP 70 EAST TRS LLC	DE	Limited Liability Company
XEL FLORENCE GP LLC	DE	Limited Liability Company
XEL FLORENCE L.P.	DE	Limited Partnership